                                                                    Exhibit 23.2



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 23, 2001, in the Registration Statement (Form SB-2, Amendment No. 3, No. 333-82662) and related Prospectus of Digital Descriptor Systems, Inc. for the Registration of 62,184,841 shares of Common Stock.


                                                     /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
July 19, 2002